Exhibit 4.1


                                  SUPPLEMENT
                                      TO
                               SERIES SUPPLEMENT
                FORD MOTOR CO. DEBENTURE-BACKED SERIES 2001-36
                ----------------------------------------------


     THIS SUPPLEMENT, dated as of December 20, 2001 (this "Supplement"), to the Series Supplement, dated as of November 15, 2001 (the "Series Supplement") between Lehman ABS Corporation, as depositor (the "Depositor") and U.S. Bank Trust National Association, as the trustee (the "Trustee" and together with the Depositor, the "Parties").


                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Parties entered into the Series Supplement for the purpose of setting forth, among other things, certain supplemental information with respect to the issuance of certificates initially designated Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36.


     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereby agree as follows:


     1. Pursuant to Section 3(d) of the Series Supplement, the Depositor hereby sells to the Trust an additional $25,501,000 of Underlying Securities and the Trust hereby issues an additional 1,020,040 Class A-1 Certificates with an initial aggregate Certificate Principal Amount of $25,501,000 and additional Class A-2 Certificates with an initial notional amount of $25,501,000 (the "Additional Certificates"). The Additional Certificates shall have an original issue date of even date herewith. The Trust is also issuing call warrants with respect to the Additional Certificates (the "Additional Call Warrants"). The descriptions of the Underlying Securities, the Certificates and the Call Warrants in the Series Supplement, including the Schedules and Exhibits thereto, shall be deemed to be amended mutatis mutandis. The Class A-2 Certificate Schedule, attached as a Schedule to the Series Supplement, is replaced by Schedule I attached hereto.

     2. Effect of Supplement. Except as supplemented hereby, the Series Supplement is ratified and confirmed and continues in full force and effect.

     3. Counterparts. This Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

     4. Governing Law. THIS SUPPLEMENT AND THE TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO

CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                 LEHMAN ABS CORPORATION

                                 By:  /s/  Rene Canezin
                                    -------------------
                                    Name:   Rene Canezin
                                    Title:  Senior Vice President


                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        not in its individual capacity
                                        but solely as Trustee on behalf
                                        of the Corporate Backed Trust
                                        Certificates, Ford Motor Co.
                                        Debenture-Backed Series 2001-36 Trust


                                 By:   /s/  David Kolibachuk
                                    ------------------------
                                  Name:   David Kolibachuk
                                  Title:  Vice President

                        CLASS A-2 CERTIFICATE SCHEDULE

 Date Ending Balance                  Value
                                        5/15/2002               $877,432
                                        5/15/2003               $877,424
                                        5/15/2004               $877,415
                                        5/15/2005               $877,404
                                        5/15/2006               $877,393
                                        5/15/2007               $877,380
                                        5/15/2008               $877,367
                                        5/15/2009               $877,351
                                        5/15/2010               $877,335
                                        5/15/2011               $877,316
                                        5/15/2012               $877,296
                                        5/15/2013               $877,273
                                        5/15/2014               $877,248
                                        5/15/2015               $877,221
                                        5/15/2016               $877,191
                                        5/15/2017               $877,158
                                        5/15/2018               $877,121
                                        5/15/2019               $877,081
                                        5/15/2020               $877,036
                                        5/15/2021               $876,987
                                        5/15/2022               $876,933
                                        5/15/2023               $876,873
                                        5/15/2024               $876,808
                                        5/15/2025               $876,735
                                        5/15/2026               $876,655
                                        5/15/2027               $876,567
                                        5/15/2028               $876,470
                                        5/15/2029               $876,363
                                        5/15/2030               $876,245
                                        5/15/2031               $876,115
                                        5/15/2032               $875,971
                                        5/15/2033               $875,813
                                        5/15/2034               $875,638
                                        5/15/2035               $875,446
                                        5/15/2036               $875,234
                                        5/15/2037               $875,000
                                        5/15/2038               $874,742
                                        5/15/2039               $874,458
                                        5/15/2040               $874,145
                                        5/15/2041               $873,799
                                        5/15/2042               $873,418
                                        5/15/2043               $872,998
                                        5/15/2044               $872,535
                                        5/15/2045               $872,025
                                        5/15/2046               $871,462
                                        5/15/2047               $870,842
                                        5/15/2048               $870,158
                                        5/15/2049               $869,404
                                        5/15/2050               $868,572
                                        5/15/2051               $867,656
                                        5/15/2052               $866,645
                                        5/15/2053               $865,531
                                        5/15/2054               $864,303
                                        5/15/2055               $862,949
                                        5/15/2056               $861,455
                                        5/15/2057               $859,809
                                        5/15/2058               $857,995
                                        5/15/2059               $855,994
                                        5/15/2060               $853,788
                                        5/15/2061               $851,356
                                        5/15/2062               $848,674
                                        5/15/2063               $845,718
                                        5/15/2064               $842,459
                                        5/15/2065               $838,866
                                        5/15/2066               $834,904
                                        5/15/2067               $830,537
                                        5/15/2068               $825,722
                                        5/15/2069               $820,413
                                        5/15/2070               $814,560
                                        5/15/2071               $808,107
                                        5/15/2072               $800,992
                                        5/15/2073               $793,149
                                        5/15/2074               $784,501
                                        5/15/2075               $774,967
                                        5/15/2076               $764,456
                                        5/15/2077               $752,868
                                        5/15/2078               $740,091
                                        5/15/2079               $726,006
                                        5/15/2080               $710,476
                                        5/15/2081               $693,354
                                        5/15/2082               $674,478
                                        5/15/2083               $653,667
                                        5/15/2084               $630,722
                                        5/15/2085               $605,426
                                        5/15/2086               $577,537
                                        5/15/2087               $546,789
                                        5/15/2088               $512,889
                                        5/15/2089               $475,515
                                        5/15/2090               $434,310
                                        5/15/2091               $388,882
                                        5/15/2092               $338,797
                                        5/15/2093               $283,578
                                        5/15/2094               $222,700
                                        5/15/2095               $155,581
                                        5/15/2096               $81,583
                                        5/15/2097                  $0